SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 23, 1999

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

         Georgia                     0-24532                   58-2094179
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(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)



        101 North Greenwood St., P.O. Box 3007
                   LaGrange, Georgia                              30240
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        (Address of principal executive offices)                (Zip code)



       Registrant's telephone number, including area code: (706) 845-5000





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Item 5.      Other Events
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         On February 23,  1999,  the  Registrant  executed a Letter of Intent to merge with First Hogansville Bankshares, Inc., parent company to The Citizens Bank of Hogansville, located in Hogansville, Georgia. Attached hereto is a copy of the announcement of the combination

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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    (c)     Exhibits.  The following exhibits are filed as part of this report:

   99.1     Press release, dated February 23, 1999, issued by the Registrant.



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                                INDEX OF EXHIBITS

Exhibit
Number                             Description
------                             -----------

  99.1      Press release, dated February 23, 1999.



                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 2, 1999


                                            FLAG Financial Corporation



                                            -----------------------------------
                                            By John S. Holle
                                            Chairman of the Board



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